UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2014

HEMISPHERE MEDIA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-54925	80-0885255
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2000 Ponce de Leon Boulevard

Suite 500

Coral Gables, FL 33134

(Address of principal executive offices) (Zip Code)

(305) 421-6364

(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2 below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.

On April 1, 2014, Hemisphere Media Holdings, LLC, a Delaware limited liability company (the “Company”), an indirect wholly-owned subsidiary of Hemisphere Media Group, Inc. (“Hemisphere”), completed the closing of the previously announced acquisition (the “Acquisition”) of the Spanish-language television network business of Media World, LLC, a Florida limited liability company (“Seller”), pursuant to the previously disclosed Asset Purchase Agreement (the “Acquisition Agreement”), dated as of January 22, 2014, by and among, the Company, Seller and the other signatories named therein, for approximately $101.9 million in cash, subject to certain post-closing adjustments (the “Purchase Price”).  The Purchase Price was funded by the Company with cash on hand.

This foregoing summary of the Acquisition Agreement does not purport to be complete and is qualified in its entirety by reference to the terms of the Acquisition Agreement attached as Exhibit 2.1 to Hemisphere’s Current Report on Form 8-K filed on January 23, 2014, which is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On April 1, 2014, Hemisphere issued a press release announcing the closing of the Acquisition.  A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

The information included in this Item 7.01, including Exhibit 99.1 attached hereto, is furnished solely pursuant to Item 7.01 of this Current Report on Form 8-K.  Consequently, it is not deemed filed for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section.  It may only be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(a) Financial Statements of MW Channel Operations LLC and Subsidiaries.

The MW Channel Operations LLC and Subsidiaries audited consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012 are attached hereto as Exhibit 99.2, which is incorporated in its entirety herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma consolidated financial statements of Hemisphere giving effect to the Acquisition are attached hereto as Exhibit 99.3, which is incorporated in its entirety herein by reference.

(c) Not applicable.

(d) Exhibits.

Exhibit No.	Description of Exhibit
23.1	Consent of Morrison, Brown, Argiz & Farra, LLC
23.2	Consent of Morrison, Brown, Argiz & Farra, LLC
99.1	Press Release issued by Hemisphere Media Group, Inc. on April 1, 2014
99.2	MW Channel Operations LLC and Subsidiaries audited consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012
99.3	Unaudited pro forma consolidated financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

HEMISPHERE MEDIA GROUP, INC.

Date:	April 1, 2014	By:	/s/ ALEX J. TOLSTON
Name: Alex J. Tolston Title: General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
23.1	Consent of Morrison, Brown, Argiz & Farra, LLC
23.2	Consent of Morrison, Brown, Argiz & Farra, LLC
99.1	Press Release issued by Hemisphere Media Group, Inc. on April 1, 2014
99.2	MW Channel Operations LLC and Subsidiaries audited consolidated financial statements for the fiscal years ended December 31, 2013 and December 31, 2012
99.3	Unaudited pro forma consolidated financial statements